Goldman Sachs Government Income Fund
                    Goldman Sachs Municipal Income Fund
                    Goldman Sachs Global Income Fund

                           Class A and B Shares

                   Supplement dated December 1, 1996 to
                      Prospectus dated March 1, 1996

The section titled "How To Invest" will be supplemented as follows:

Under "Factors to Consider in Choosing Class A or Class B Shares" on page 30 the following will be added as the last sentence in the paragraph:

     There is a maximum purchase limitation of $250,000 on each purchase of Class B shares.

Under "Offering Price - Class A Shares" on page 32 the following will be added to the second footnote:

     Goldman Sachs may also pay, with respect to all or a portion of the assets, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $1 million or more by investors or "wrap" accounts satisfying the criteria set forth in (h) or (j) below. Authorized Dealers shall remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

The first full paragraph on page 33 will be revised as follows:

     (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion, provided they have entered into an agreement with GSAM specifying certain operating policies and standards;

     (k) registered investment advisers investing for accounts for which they receive asset-based fees;

     and (m) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Portfolios and reinvesting such proceeds in a Goldman Sachs IRA.

Under "Waiver or Reduction of Contingent Deferred Sales Charge" on page 35 current language will be revised as follows:

     The CDSC on Class B shares and Class A shares that are subject to a CDSC may be waived or reduced if the redemption relates to (i) the death or disability (as defined in section 72 of the Code) of a shareholder if the redemption is made within one year of such event, (ii) excess contributions being returned to pension and profit sharing plans, pension funds and other company-sponsored benefit plans, (iii) distributions from a qualified retirement plan invested in the Goldman Sachs Portfolios which are being
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reinvested into a Goldman Sachs IRA, and (iv) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion. In addition, Class A and Class B shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC.
However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class B shares and 10% of the value of your Class A shares.